UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): July 26, 2005

                         AUTOMATIC DATA PROCESSING, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                 1-5397                  22-1467904
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(State or                (Commission             (IRS
other                    File                    Employer
jurisdiction             Number)                 Identification
of                                               No.)
incorporation)


 One ADP Boulevard, Roseland,              07068
          New Jersey
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    (Address of principal               (Zip Code)
      executive offices)



Registrant's telephone number, including area code:  (973) 974-5000
                                                     --------------------------
                                       N/A
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   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR  240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     On July 26, 2005 the Registrant issued a press release announcing the Registrant's financial results for the fourth fiscal quarter ended June 30, 2005. A copy of the Registrant's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibit 99. Press Release dated July 26, 2005, issued by Automatic Data Processing, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2005

                           AUTOMATIC DATA PROCESSING, INC.


                           By: /s/ Karen E. Dykstra
                              -----------------------
                              Name:  Karen E. Dykstra
                              Title: Chief Financial Officer




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                                  Exhibit Index
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       Exhibit
       Number                 Description
      --------     --------------------------------------------
           99      Press Release dated July 26, 2005, issued by
                   Automatic Data Processing, Inc.